UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 5, 2010

Blue Earth Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-140438	26-1909139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13511 Granville Ave , Clermont, FL	34711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 352-729-0150

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Blue Earth Solutions, Inc. is referred to herein as “we”, “our” or “us”

SECTION 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers

On April 5, 2010, Paul Slusarczyk resigned as our President, Chief Financial Officer and as a member of our Board of Directors,  neither resignation of which was due to any matter pertaining to a disagreement with our operations, policies, or practices.

On April 5, 2010, Romulo Tachna Felix resigned as a member of our Board of Directors.  Mr. Tachna’s resignation was not due to any matter pertaining to a disagreement with our operations, policies, or practices

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Earth Solutions, Inc.

Date: April 6, 2010	By:	/s/Patricia Cohen
Patricia Cohen
Chief Executive Officer